Exhibit 32

STATEMENT PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Virios Therapeutics, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 23, 2021	/s/ Greg Duncan	Chief Executive Officer and Chairman of the Board
	Greg Duncan	(Principal Executive Officer)

March 23, 2021	/s/ Angela Walsh	Senior Vice President of Finance and Secretary (Principal Financial Officer)
Angela Walsh

A signed original of this written statement required by Section 906 has been provided to Virios Therapeutics, Inc. and will be retained by Virios Therapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32

WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

Each of the undersigned, the Chairman of the Board and Chief Executive Officer and Chief Operating Officer, Chief Financial Officer, and Corporate Secretary of Virios Therapeutics, Inc. (the Company), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the Report), fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 23, 2021

/s/ Greg Duncan
Name
Chairman of the Board and Chief Executive Officer

/s/ Angela Walsh
Name
Chief Financial Officer and Corporate Secretary